SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release (this "Agreement") is entered into this 14th day of January 2004, by and between Reality Wireless Networks, Inc., a Nevada corporation ("RWNT"), and Ron Straight ("Straight"). RWNT and Straight shall be referred to collectively herein as the "Parties."

                                   WITNESSETH:

         WHEREAS,   Straight   invested  a  total  of  $10,000  with  RWNT  (the
"Investment") and was to receive stock in RWNT in exchange for the Investment (the "Investment Stock").

         WHEREAS, RWNT and Straight desire to amicably settle, compromise and resolve any and all controversies and claims between themselves with respect to the Investment and the Investment Stock to avoid the burden and expense of arbitration and/or litigation.

         WHEREAS, in connection with the resolution of such matters, RWNT and Straight shall provide each other with a full release and settlement in accordance with the terms hereinafter set forth.

         NOW, THEREFORE, it is the desire of the Parties to state in writing the details of their agreements. For money paid and received and other valuable consideration between the Parties, it is mutually agreed as follows:

         1. Settlement of Claims against and Release of RWNT. In exchange for RWNT' issuing to Straight 1,020,000 shares of common stock of RWNT (the "Stock"), which Stock shall be issued after receipt by RWNT of this fully executed Agreement, Straight, on behalf of himself, his employees, affiliates and assigns, hereby fully, forever, irrevocably and unconditionally settles, releases, remises and discharges RWNT and each of its former, current and future officers, directors, stockholders, attorneys, agents, spouses, administrators, employees and all persons acting by, through, under, or in concert with them from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature, known or unknown, which Straight ever had or now has against RWNT, including, but not limited to, all claims arising out of the Investment and the Investment Stock, all common law claims including, but not limited to, actions in tort, defamation, breach of contract, and any claims under federal, state or local statutes or ordinances not expressly referred to above.

         2. Settlement of Claims against and Release of Straight. In exchange for Straight's settlement of any and all claims against RWNT and release of RWNT, RWNT, on behalf of itself, its officers, directors, employees, affiliates and assigns, hereby fully, forever, irrevocably and unconditionally settles, releases, remises and discharges Straight from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses


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(including  attorneys'  fees and  costs),  of every  kind and  nature,  known or unknown, which RWNT ever had or now has against Straight including, but not limited to, all claims arising out of the Investment and the Investment Stock, all common law claims including, but not limited to, actions in tort, defamation, breach of contract and any claims under federal, state or local statutes or ordinances not expressly referred to above.

         3. Representations and Warranties of the Parties.

            3.1 Authority. Each of the Parties has full power and authority to enter into this Agreement. All action on the part of each of the Parties necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of each of the Parties hereunder has been taken, and each of the Parties has all requisite power and authority to enter into this Agreement.

            3.2 Consents and Approvals; No Conflict. The execution and delivery of this Agreement by each of the Parties does not, and the performance of this Agreement by the Parties will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority. The execution, delivery and performance of this Agreement by the Parties does not (i) conflict with or violate the charter or by-laws, partnership or other governing documents of any of the Parties, or (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, contract or award applicable to any of the Parties.

            3.3 Effectiveness of Representations and Warranties. Each of the Parties' representations and warranties contained in this Agreement are true and correct.

         4. Investment.

            4.1 Knowledge of Investment and its Risks. Straight has knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of Straight's investment in the Stock. Straight understands that an investment in RWNT represents a high degree of risk and there is no assurance that the business or operations of RWNT will be successful. Straight has considered carefully the risks attendant to an investment in RWNT and that, as a consequence of such risks, Straight could lose Straight's entire investment in RWNT.

            4.2 Investment Intent.  Straight hereby represents and warrants that
(i) it is acquiring the Stock for investment for its own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Stock, and Straight has no present intention of selling, granting any participation in or otherwise distributing any of the Stock within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and
(ii) Straight does not have any contracts, understandings, agreements or arrangements with any person and/or entity to sell, transfer or grant participations to such person and/or entity, with respect to any of the Stock.

            4.3 Accredited Investor. Straight is an "Accredited Investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.


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            4.4 Disclosure.  Straight has reviewed  information provided by RWNT in connection with the decision to acquire the Stock. RWNT has provided Straight with all the information that Straight has requested in connection with the decision to acquire the Stock. Straight further represents that he has had an opportunity to ask questions and receive answers from RWNT regarding the business, properties, prospects and financial condition of RWNT. All such questions have been answered to the full satisfaction of Straight.

            4.5 Restrictions. Straight understands that it must bear the economic risk of his investment in RWNT and the Stock for an indefinite period of time. Straight further understands that (i) neither the offering nor the sale of the Stock has been registered under the Securities Act or any applicable State securities laws ("State Acts") or securities laws of other applicable jurisdictions in reliance upon exemptions from the registration requirements of such laws, (ii) the Stock must be held by Straight indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as otherwise provided in Section 4.7 and that certain Registration Rights Agreement attached hereto as Exhibit C, RWNT is under no obligation to register any of the Stock on Straight's behalf or to assist Straight in complying with any exemption from registration, and (iv) RWNT will rely upon the representations and warranties made by Straight in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts or securities laws of other applicable jurisdictions.

            4.6 Transfer Restrictions. Straight will not transfer any of the Stock unless such transfer is exempt from registration under the Securities Act and such State Acts and securities laws of other applicable jurisdictions, and, if requested by RWNT, Straight has furnished an opinion of counsel satisfactory to RWNT that such transfer is so exempt. Straight understands and agrees that
(i) the certificates evidencing the Stock will bear appropriate legends indicating such transfer restrictions placed upon the Stock, (ii) RWNT shall have no obligation to honor transfers of any of the Stock in violation of such transfer restrictions, and (iii) RWNT shall be entitled to instruct any transfer agent or agents for the securities of RWNT to refuse to honor such transfers.

            4.7. Piggy Back Registration of the Stock. If RWNT proposes to register any of its securities under the Securities Act (other than pursuant to a Form S-4, Form S-8 or any other successor form of limited purpose), it will give written notice by registered mail at least thirty (30) days prior to the filing of each such registration statement to Straight of its intention to do so. If Straight notifies RWNT within twenty (20) business days after receipt of any such notice of its desire to include any of the Stock in such proposed registration statement, RWNT shall afford Straight the opportunity to have any such amount of the Stock registered under such registration statement, provided, however, that if the managing underwriter advises RWNT in writing that the inclusion of any such amount of the Stock Straight has proposed be included in such registration statement would interfere with the successful marketing of the securities proposed to be registered by RWNT, then the securities to be included in such registration statement shall be included in the following order:

            (a)  first,   the  securities   proposed  to  be  included  in  such
registration by RWNT or, if such registration is for securities of specified security holders of RWNT, by such holders;



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            (b) second,  the Stock held by Straight  requested to be included in such registration; and

            (c) third, all other holders of common stock entitled to be included in such registration statement (pro rata among the holders requesting such registration based upon the number of shares of common stock requested by each such holder to be registered).

            4.7.1. Notwithstanding the provisions of this Section 4.7, RWNT shall have the right at any time after it shall have given written notice pursuant to this Section 4.7 (irrespective of whether a written request for inclusion of any amount of the Stock shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

            4.7.2. In addition, RWNT shall furnish without charge to Straight, promptly after filing thereof with the Securities and Exchange Commission, at least one (1) copy of the registration statement described in Section 4.7, and each amendment thereto or each amendment or supplement to the prospectus included therein, including all financial statements and schedules, documents incorporated by reference therein and if Straight so requests in writing, all exhibits thereto.

            4.7.3. Registration of the Stock pursuant to the registration statement described in this Section 4.7 shall be governed by this Section 4.7 and that certain Registration Rights Agreement attached hereto as Exhibit C.

            4.7.4. RWNT shall use its best efforts to file a registration statement within six (6) months from the date of this Agreement.

         5. Miscellaneous Provisions.

            5.1 This Agreement constitutes the complete and exclusive agreement of the Parties.

            5.2 The Parties understand that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or any of them, either previously or in connection with this Agreement shall be deemed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgement or admission by either party of any fault or liability whatsoever to the other Party or to any third party.

            5.3 Each of the Parties declares and represents that no promise, inducement or agreement which is not specifically provided in this Agreement has been made by any Party to this Agreement; that this Agreement contains the entire agreement among the Parties; and that the terms of this Agreement cannot be modified except in writing signed by all Parties hereto.

            5.4 Each of the Parties agrees not to disclose to or discuss with any person, except as where such disclosure may be required by law, court order, government agency request or subpoena, or in connection with a legal proceeding, the substance of this Agreement or matters relating to any act or omission of any Party in connection with any other Party.


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            5.5 This Agreement  shall be construed,  interpreted  and applied in accordance with the substantive laws of the State of Washington, without reference to its choice of law rules.

            5.6 Any dispute between the Parties pertaining to this Agreement shall be resolved through binding arbitration conducted by the American Arbitration Association. The Parties agree that any arbitration proceeding shall be conducted in Seattle, Washington, and consent to exclusive jurisdiction and venue there. The award of the arbitrator(s) shall be final and binding, and the Parties waive any right to appeal the arbitral award, to the extent that a right to appeal may be lawfully waived. Each Party retains the right to seek judicial assistance (a) to compel arbitration, (b) to obtain injunctive relief and interim measures of protection pending arbitration, and (c) to enforce any decision of the arbitrator(s), including but not limited to the final award.

            5.7 No Party may assign any of its rights under this Agreement without the prior consent of the other Parties, which shall not be unreasonably withheld. Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Nothing expressed or referred to in this Agreement shall be construed to give any person other than the Parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement and their successors and assigns.

            5.8 All notices, demands and communications hereunder shall be in writing and personally delivered or sent by first class mail, certified or registered, postage prepaid, return receipt requested, addressed to the parties at the addresses below set forth, or at such other address as any Party shall have furnished to the other party in writing, or shall be given by telegram, telex, facsimile transmission, overnight courier or hand delivery, in any case to be effective when received, provided that actual receipt shall constitute notice regardless of method of delivery.


                  If to RWNT:             Reality Wireless Networks, Inc.
                                          120 W. Campbell Ave., Suite E
                                          Campbell, California 95008

                  With a copy to:         David M. Otto
                                          The Otto Law Group, PLLC
                                          900 Fourth Ave., Suite 3140
                                          Seattle, WA 98164

                  If to Straight:         ________________________

                                          ________________________

                                          ________________________



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            5.9 If any term or  provision of this  Agreement or any  application thereof shall be invalid or unenforceable, such term or provision shall be deemed to be severed and the remainder of this Agreement and any other application of such term or provision shall not be affected or invalidated thereby.

            5.10 This Agreement may be executed by facsimile and in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                            [signature page follows]


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         IN WITNESS WHEREOF,  the Parties have executed this Agreement as of the date first above written.


                                      REALITY WIRELESS NETWORKS, INC.




                                      By:  ________________________________
                                           Name:  Victor Romero
                                           Title:  President







                                      By:  ________________________________
                                           Name:  Ron Straight